UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2012

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02
Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 30, 2012, Barnes Group Inc. (the “Company”) filed a report on Form 8-K (the “Original Form 8-K”) to report the completion of its acquisition of Synventive Acquisition Inc., a Delaware corporation (“Synventive”) on August 27, 2012, pursuant to the terms of the Stock Purchase Agreement, dated as of July 16, 2012, among the Company, Synventive, the stock and option holders of Synventive, and Cetus Capital, LLC, in its capacity as Seller Representative (the “Stock Purchase Agreement”). Pursuant to the terms of the Stock Purchase Agreement, the Company acquired all of the issued and outstanding shares of capital stock of Synventive. The description of the Stock Purchase Agreement is qualified in its entirety by reference to the full text of the Stock Purchase Agreement attached as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on July 17, 2012. By this amendment to the Original Form 8-K, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.

The audited consolidated statements of financial position of Synventive and its subsidiaries as of December 31, 2011 and 2010, and the consolidated statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 2011 and 2010 are filed as Exhibit 99.1.
The unaudited consolidated statements of financial position of Synventive and its subsidiaries as of June 30, 2012, the consolidated statements of operations and cash flows for the six months ended June 30, 2012 and July 2, 2011, and the consolidated statements of changes in stockholders' equity for the six months ended June 30, 2012 are filed as Exhibit 99.2.

(b) Pro forma financial information.
The unaudited proforma combined condensed statements of income for the six months ended June 30, 2012 and the twelve months ended December 31, 2011 are filed as Exhibit 99.3.
(d) Exhibits.
The following exhibits are furnished with this Form 8-K/A:
	Exhibit No.	Description
	23.1	Consent of McGladrey LLP.
99.1
Audited consolidated statements of financial position of Synventive and its subsidiaries as of December 31, 2011 and 2010, and the consolidated statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 2011 and 2010.

99.2
Unaudited consolidated statements of financial position of Synventive and its subsidiaries as of June 30, 2012, the consolidated statements of operations and cash flows for the six months ended June 30, 2012 and July 2, 2011, and the consolidated statements of changes in stockholders' equity for the six months ended June 30, 2012.

	99.3	Unaudited proforma combined condensed statements of income for the six months ended June 30, 2012 and the twelve months ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2012	BARNES GROUP INC.
(Registrant)

	By:	/s/ CHRISTOPHER J. STEPHENS, JR.
Christopher J. Stephens, Jr. Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
23.1	Consent of McGladrey LLP.
99.1
Audited consolidated statements of financial position of Synventive and its subsidiaries as of December 31, 2011 and 2010, and the consolidated statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 2011 and 2010.

99.2
Unaudited consolidated statements of financial position of Synventive and its subsidiaries as of June 30, 2012, the consolidated statements of operations and cash flows for the six months ended June 30, 2012 and July 2, 2011, and the consolidated statements of changes in stockholders' equity for the six months ended June 30, 2012.

99.3	Unaudited proforma combined condensed statements of income for the six months ended June 30, 2012 and the twelve months ended December 31, 2011.

4